POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ Clifford L. Alexander, Jr.
Signature

Clifford L. Alexander, Jr.
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set her hand, this 13th day of March 2018.

/s/ Rosemary T. Berkery
Signature

Rosemary T. Berkery
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set her hand, this 8th day of March 2018.

/s/ Kimberly Casiano
Signature

Kimberly Casiano
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ Wayne A. I. Frederick, M.D.
Signature

Wayne A. I. Frederick, M.D.
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ John R. Greed
Signature

John R. Greed
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ Earle H. Harbison, Jr.
Signature

Earle H. Harbison, Jr.
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set her hand, this 8th day of March 2018.

/s/ Maurine A. Haver
Signature

Maurine A. Haver
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set her hand, this 8th day of March 2018.

/s/ Frances R. Hesselbein
Signature

Frances R. Hesselbein
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ LaSalle D. Leffall, Jr., M.D.
Signature

LaSalle D. Leffall, Jr., M.D.
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ Connie Mack III
Signature

Connie Mack III
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ Robert J. McGuire
Signature

Robert J. McGuire
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ Ellen Ochoa
Signature

Ellen Ochoa
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ Roger B. Porter
Signature

Roger B. Porter
Print Name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ Dennis J. Reimer, General
Signature

Dennis J. Reimer, General
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POWER OF ATTORNEY

The undersigned Officer of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints James J. Roth, Chris W. Festog, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ John R. Greed
Signature

John R. Greed
President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints John R. Greed, James J. Roth, Scott H. Rothstein and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts including forms N-4 and N-6 as applicable, and any and all amendments and supplements thereto (including amendments under Rule 497 and post-effective amendments under Rules 485(a) and 485(b) of the Investment Company Act of 1940), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, all matters described herein in respect of Mutual of America Life Insurance Company:

•	Separate Account No. 2 TDA VEC (File Nos. 333-221999, 811-03996)

•	Separate Account No. 2 IRA FPA (File Nos. 002-90201, 811-03996)

•	Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•	Separate Account No. 2 457 (File Nos. 33-5609, 811-03996)

•	Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day of March 2018.

/s/ Chris Festog
Signature

Chris Festog
Senior Executive Vice President and
Chief Financial Officer